Rule 497(e);
                                         "Rule 482 Ad";
                                     Reg. No. 33-86006;
                                              811-8850

[graphic depicting three people in a luxury golf cart,
  talking about ICAP, two people carrying their clubs overhear the discussion and question what "ICAP" is]

                   The Secret's Out.

The exclusive methods and knowledge of Institutional
Capital Corporation (ICAP), long the province of only major institutions, are now available through the ICAP
Funds.

ICAP was founded in 1970 as an investment management firm dedicated to the unique needs of institutional investors. ICAP continues to manage money for some of the world's largest corporations and institutions and is now offering a family of no-load large and mid-cap equity mutual funds as well.

These mutual funds are based on ICAP's institutional investment strategy and offer the opportunity for the individual investor to seek the same performance, while minimizing risk, that ICAP has delivered to its institutional clients. The secret is out, indeed.

                    [I C A P Logo]

                Family of Mutual Funds
    Institutional Clout For The Individual Investor


For more information contact your financial advisor or call 1-888-221-ICAP(4227). www.icapfunds.com Please read the prospectus carefully before investing.